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NUMBER                                                                    SHARES
------                                                                    ------

------                                                                    ------




                              THE FAHNESTOCK FUNDS
 A Business Trust Organized Under the Laws of the Commonwealth of Massachusetts

THIS CERTIFIES that                         HUDSON CAPITAL APPRECIATION CLASS A


                                                is the holder of



                                                   _____________________________
                                                   |                           |
                                                   | CUSIP 303128102           |
                                                   |___________________________|
                                                   SEE REVERSE SIDE FOR CERTAIN
                                                   DEFINITIONS



  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST ($.01 PAR VALUE) transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The aforesaid holder is entitled to require the Trust to purchase all or any part of the shares represented by this certificate at net asset value, all as more fully set forth on the reverse of this certificate.
        Witness the seal of the Trust and the signatures of its duly authorized officers.

                             THE FAHNESTOCK FUNDS       Dated:
                                      SEAL
/s/ RUSSELL L. POLLACK           MASSACHUSETTS          /s/ ALBERT G. LOWENTHAL
-----------------------                                 -----------------------
       SECRETARY                      1990                      CHAIRMAN


                        COUNTERSIGNED

                               Investors Fiduciary Trust Company: TRANSFER AGENT
                        BY

                        ________________________________________________________
                                                            AUTHORIZED SIGNATURE


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                              THE FAHNESTOCK FUNDS


     The registered holder of this certificate is entitled to all the rights, interest and privileges of a shareholder as provided by the Declaration of Trust and By-Laws of the Trust as from time to time amended, which are incorporated by reference herein. In particular, the shares represented by this certificate are transferable by the holder in person or by his duly authorized attorney, but only on surrender of this certificate properly endorsed and when the transfer is made on the books of the Trust.


SEE CURRENT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST FOR FURTHER INFORMATION CONCERNING REDEMPTION OF SHARES.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


      TEN COM -as tenants in common                  UNIF GIFT MIN ACT -____________Custodian___________
      TEN ENT -as tenants by the entireties                                 (Cust)               (Minor)
      JT TEN  -as joint tenants with right of
               survivorship and not as tenants                    under Uniform Gifts to Minors Act
               in common                                          _________________________________
                                                                          (State)


           Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________
|                              |
|______________________________|


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of The Fahnestock Funds represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said shares on the Books of the said Trust with full power of substitution in the premises.


Dated:______________________________________(Sign Here)_________________________

Signature Guaranteed By:


____________________________________



NOTICE: The Signature to this Assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration, or any change whatever.

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